NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund

Supplement dated July 13, 2022

to the Summary Prospectus dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a special meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on July 13, 2022 (the “Meeting”), the Board approved the appointment of NS Partners Ltd (“NS Partners”) as the new subadviser to the NVIT AllianzGI International Growth Fund (the “Fund”), effective on or about July 18, 2022 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, Allianz Global Investors U.S. LLC in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT NS Partners International Focused Growth Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to provide investors with long-term capital growth by creating a portfolio of non-U.S. equity securities exhibiting long-term growth and quality characteristics. The Fund normally invests primarily in non-U.S. securities, including issuers in emerging market countries, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Under normal market conditions, the Fund also typically holds a limited number of stocks.

The Fund’s subadviser combines bottom-up fundamental stock selection with industry, sector and regional analyses. The subadviser’s investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.

The Fund may achieve its exposure to non-U.S. securities either directly, including through investments in securities listed outside the United States, or indirectly in U.S.-listed securities of non-U.S. issuers, or through depositary receipts such as American Depositary Receipts (ADRs). Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.

d.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is supplemented by adding the following:

Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

e.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

NS Partners Ltd (“NS Partners”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ian Beattie	Portfolio Manager	Since 2022
Tim Bray	Portfolio Manager	Since 2022
Julian Linton	Lead Portfolio Manager	Since 2022

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